UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

LENSAR, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LENSAR, Inc.
2800 Discovery Drive
Orlando, Florida 32826

June 23, 2026

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of LENSAR, Inc., which will be held on Tuesday, August 4, 2026, beginning at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on June 10, 2026 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting via the Internet. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/LNSR2026.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

/s/ William J. Link, PhD
William J. Link, PhD
Chairman of the Board

LENSAR, Inc.
2800 Discovery Drive
Orlando, Florida 32826

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 4, 2026

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LENSAR, Inc., a Delaware corporation, will be held on Tuesday, August 4, 2026, at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LNSR2026. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”

The Annual Meeting is being held:

1.
to elect Thomas B. Ellis, Richard L. Lindstrom, MD, and William J. Link, PhD as Class III directors to hold office until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified;
2.
to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026;
3.
to approve, on an advisory (non-binding) basis, the compensation of our named executive officers;
4.
to approve, on an advisory (non-binding) basis, the frequency of future advisory (non-binding) votes on the compensation of our named executive officers; and
5.
to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on June 10, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors
/s/ Nicholas T. Curtis
Nicholas T. Curtis
Chief Executive Officer

Orlando, Florida
June 23, 2026

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about June 23, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

i

i

PROPOSAL NO. 3: Approval, on an advisory (non-binding) basis, OF the compensation of our named executive officers	14
Proposal No. 4: Approval, on an advisory (non-binding) basis, the frequency of future advisory (non-binding) votes on the compensation of our named executive officers	15
EXECUTIVE OFFICERS	16
CORPORATE GOVERNANCE	16
Corporate Governance Guidelines	16
Board Leadership Structure	17
Director Independence	17
Board Committees	17
Audit Committee	18
Compensation Committee	19
Compensation Consultants	19
Nominating and Corporate Governance Committee	20
Board and Board Committee Meetings and Attendance	20
Executive Sessions	20
Director Attendance at Annual Meeting of Stockholders	21
Director Nominations Process	21
Board Role in Risk Oversight	22
Committee Charters and Corporate Governance Guidelines	22
Code of Business Conduct and Ethics	22
Insider Trading Compliance Policy and Anti-Hedging Policy	23
Communications with the Board	23
EXECUTIVE AND DIRECTOR COMPENSATION	24
Summary Compensation Table	24
Narrative Disclosure to Compensation Tables	24
Annual Base Salary	24
Bonus Compensation	25
Equity-Based Incentive Awards	25
Employment Letters with our Named Executive Officers	25
Nicholas T. Curtis Employment Letter	25
Alan B. Connaughton Employment Letter	26
Thomas R. Staab, II Employment Letter	26
Defined Terms Under Employment Letters	27
Outstanding Equity Awards at Fiscal Year-End	28
Pay Versus Performance	29
Other Elements of Compensation	31
Perquisites, Health, Welfare and Retirement Benefits	31
401(k) Plan	32
Nonqualified Deferred Compensation	32
Termination or Change in Control Benefits	32
Policy Relating to Recovery of Erroneously Awarded Compensation (Clawback Policy)	32
Equity Award Timing Policies and Practices	32
Director Compensation	32
Director Compensation Table	34
Equity Compensation Plan Information	35
STOCK OWNERSHIP	36
Security Ownership of Certain Beneficial Owners and Management	36
Delinquent Section 16(a) Reports	39

ii

CERTAIN TRANSACTIONS WITH RELATED PERSONS	40
Policies and Procedures on Transactions with Related Persons	40
North Run Investment	40
Indemnification Agreements	40
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	41
HOUSEHOLDING	41
2025 ANNUAL REPORT	42

iii

LENSAR, Inc.

2800 Discovery Drive

Orlando, Florida 32826

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 4, 2026

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2025 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of LENSAR, Inc. (the “Company,” “LENSAR,” “we,” “us,” or “our”), in connection with our 2026 annual meeting of stockholders (the “Annual Meeting”). The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about June 23, 2026.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Tuesday, August 4, 2026 at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LNSR2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on June 10, 2026 (the “Record Date”).

What are the purposes of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

•
Proposal No. 1: Election of the director nominees listed in this Proxy Statement.
•
Proposal No. 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.
•
Proposal No. 3: Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.
•
Proposal No. 4: Approval, on an advisory (non-binding) basis, of the frequency of future advisory (non-binding) votes on the compensation of our named executive officers.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign and date the proxy card, and return it in the envelope provided.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock and our Series A Convertible Preferred Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 12,281,581 shares of our common stock and 20,000 shares of Series A Convertible Preferred Stock issued and outstanding and entitled to vote. Each share of our common stock entitles its holder to one vote on any matter presented to stockholders at the Annual Meeting, and each share of Series A Convertible Preferred Stock entitles its holder to a number of votes equal to the whole number of shares of our common stock into which a share of Series A Convertible Preferred Stock can be converted. Our common stock and our Series A Convertible Preferred Stock will vote together as a class on the proposals brought at this Annual Meeting or any adjournment or postponement thereof. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposals No. 1, 3 and 4 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or electronically, if applicable, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:

•
by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice and Access Card or proxy card;
•
by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
•
by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on August 3, 2026.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/LNSR2026. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/LNSR2026.
•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/LNSR2026 on the day of the Annual Meeting.
•
Webcast starts at 11:00 a.m., Eastern Time.
•
You will need your 16-Digit Control Number to enter the Annual Meeting.
•
Stockholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Question and Answer (“Q&A”) session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Annual Meeting;
•
related to material non-public information of the Company, including the status or results of our business not included in our public disclosure;
•
related to any pending, threatened or ongoing litigation;
•
related to personal grievances;
•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already made by another stockholder;
•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please contact technical support as directed on the virtual meeting website.

How does the Board recommend that I vote?

The Board recommends that you vote:

•
FOR the nominees to the Board set forth in this Proxy Statement.
•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.
•
FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.
•
ONE YEAR as the frequency of future advisory (non-binding) votes on the compensation of our named executive officers.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Impact of Broker Non-Votes
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None	None

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting	“FOR” “AGAINST” “ABSTAIN”	None	None(1)
Proposal No. 3: Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	None
Proposal No. 4: Approval, on an advisory (non-binding) basis, of the frequency of future advisory (non-binding) votes on the compensation of our named executive officers.

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting. If no frequency receives the foregoing vote, we will consider the frequency (one year, two years or three years) that receives the highest number of votes cast to be the frequency recommended by stockholders.

		“1 YEAR” “2 YEARS” “3 YEARS” “ABSTAIN”	None	None

(1)
As this proposal is considered a “routine” matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. As a result, we do not expect any broker non-votes on this proposal.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•
sending a written statement to that effect to the attention of our Chief Financial Officer and Secretary at our corporate offices, provided such statement is received no later than August 3, 2026;
•
voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on August 3, 2026;
•
submitting a properly signed proxy card with a later date that is received no later than August 3, 2026; or
•
attending the Annual Meeting, revoking your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Why hold a virtual meeting?

We want to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Board Size and Structure

Our amended and restated certificate of incorporation, as currently in effect (“Certificate of Incorporation”), provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at eight, and we currently have eight directors serving on the Board.

Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office although less than a quorum, or by a sole remaining director. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation, retirement, disqualification or removal.

Current Directors and Terms

Our current directors and their respective classes and terms are set forth below.

Class I Directors – Current Term Ending at 2027 Annual Meeting	Class II Directors - Current Term Ending at 2028 Annual Meeting	Class III Directors – Current Term Ending at 2026 Annual Meeting
Elizabeth G. O’Farrell Gary M. Winer	Nicholas T. Curtis Todd B. Hammer Aimee S. Weisner	Thomas B. Ellis Richard L. Lindstrom, MD William J. Link, PhD

Nominees for Director

Mr. Ellis, Dr. Lindstrom, and Dr. Link have been nominated by the Board to stand for election. As the directors assigned to Class III, Mr. Ellis, Dr. Lindstrom, and Dr. Link’s current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Mr. Ellis, Dr. Lindstrom, and Dr. Link will each serve for a term expiring at our annual meeting of stockholders to be held in 2029 (the “2029 Annual Meeting”) and the election and qualification of his successor or until his earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees and Continuing Directors

The following pages contain certain biographical information as of June 23, 2026 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

We believe that all of our directors and nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our

Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Nominees for Election to Three-Year Terms Expiring No Later than the 2029 Annual Meeting

Class III Directors	Age	Director Since	Current Position at LENSAR
Thomas B. Ellis	56	2023	Director
Richard L. Lindstrom, MD	78	2018	Director
William J. Link, PhD	80	2017	Chairperson

Thomas B. Ellis has served as a member of our Board of Directors since May 2023. Mr. Ellis has served as a Co-Managing Member at North Run, a public security investment firm, since December 2002. Prior to co-founding North Run in 2002, Mr. Ellis was a Principal at Berkshire Partners, LLC, a private equity firm, an Analyst at MHR Fund Management, a hedge fund and distressed debt fund, and an Associate in the Investment Banking Division of Goldman, Sachs & Co. Mr. Ellis has served on the board of directors of Guerilla RF, Inc. (OTCQX:GUER) (“Guerilla RF”) since August 2024, on the board of directors of LightPath Technologies, Inc. (Nasdaq: LPTH) since February 2025 and on the board of directors of Creative Realities, Inc. (Nasdaq: CREX) since November 2025. Mr. Ellis received an A.B. degree from Princeton University and a J.D. degree from Harvard Law School. We believe Mr. Ellis is qualified to serve as a member of our Board of Directors due to his background in finance and his extensive experience investing in and working with companies.

Richard L. Lindstrom, MD, has served as a member of our Board of Directors since February 2018. Dr. Lindstrom founded Minnesota Eye Consultants P.A., a private medical practice specializing in ophthalmology in 1989 and currently serves as an attending surgeon emeritus. Since 1995, Dr. Lindstrom has served as chief executive officer and the chairman of the board of directors of Lindstrom Restoration, a privately held company specializing in restoration and contaminant mitigation. Since 2018, Dr. Lindstrom has served as Chairman of the board and a member of the Medical Advisory Board at Surface Ophthalmics, Inc., an ophthalmology pharmaceutical development company. Dr. Lindstrom has served as a member of the board of directors of Ocular Therapeutix, Inc. (Nasdaq: OCUL) since 2012 and served as a member of the board of directors of Harrow Health, Inc.(Nasdaq: HROW) from 2015 to 2023. Dr. Lindstrom served as associate director of the Minnesota Lions Eye Bank from 1987 to 2017 and as a trustee of the University of Minnesota Foundation for four terms. He is a medical advisor for several medical device and pharmaceutical manufacturers and serves on the boards of directors of several other privately-held life science companies. Dr. Lindstrom previously served as President of the International Society of Refractive Surgery, the International Intraocular Implant Society, the International Refractive Surgery Club and the American Society of Cataract and Refractive Surgery. From 1980 to 1989, he served as a professor of ophthalmology at the University of Minnesota, where he is currently Senior Lecturer and University of Minnesota Foundation Trustee. Dr. Lindstrom holds a B.A. in Pre-Medical Studies, a B.S. in Medicine and an M.D. from the University of Minnesota. We believe that Dr. Lindstrom is qualified to serve as a member of our Board of Directors because of his practical experience and background in ophthalmology and extensive experience serving on the board of directors of other life science companies.

William J. Link, PhD, has served as a member and chairperson of our Board of Directors since November 2017. Dr. Link is the co-founder of two healthcare investment firms: in 2016 Dr. Link co-founded and is Managing Partner of Flying L Partners, and Dr. Link is a co-founder and a Managing Director of Versant Ventures Management LLC, or Versant Ventures, which was founded in 1999. Dr. Link has also been a general partner at Brentwood Venture Capital, a venture capital firm and private equity company, since March 1998. Previously, Dr. Link served as founder, chairman, and chief executive officer of Chiron Vision Corporation, an ophthalmic medical device company which was sold to Bausch & Lomb, Inc. in 1997. Before his time with Chiron Vision Corporation, Dr. Link founded and served as president of American Medical Optics, or AMO, a division of American Hospital Supply Corporation, which was sold to Allergan in 1986. Later, he served on the board of directors of AMO’s successor company, Advanced Medical Optics, which was acquired by Abbott in 2009. Before entering the healthcare industry, Dr. Link was an assistant professor in the Department of Surgery at the Indiana University School of Medicine. Dr. Link also serves on the board of directors of several private companies and two public companies, RxSight, Inc. (Nasdaq: RXST) since

2016 and Tarsus Pharmaceuticals, Inc. (Nasdaq: TARS) since 2017. Dr. Link previously served on the board of directors of Second Sight Medical Products (Nasdaq: EYES) from 2003 until May 2020, Edwards Lifesciences Corp. (NYSE: EW) from May 2009 until May 2021, Glaukos Corporation (NYSE: GKOS) from June 2001 to December 2021, and Oyster Point Pharma, Inc. (Nasdaq: OYST) from July 2015 until March 2022. Dr. Link received a B.S., an M.S. and a Ph.D. in mechanical engineering from Purdue University. We believe Dr. Link is qualified to serve as chairperson of our Board of Directors due to his extensive experience as a founder of multiple healthcare-related companies, his medical background, and his experience serving on the board of directors of other companies.

Class I Directors Whose Terms Expire at the 2027 Annual Meeting of Stockholders

Class I Directors	Age	Director Since	Current Position with LENSAR
Elizabeth G. O'Farrell	62	2021	Director
Gary M. Winer	67	2018	Director

Elizabeth G. O’Farrell has served as a member of our Board of Directors since February 2021. Ms. O’Farrell previously served 24 years with Eli Lilly and Company, or Eli Lilly, a pharmaceutical company, most recently as chief procurement officer and head of global shared services from January 2012 to December 2017, until her retirement. At Eli Lilly, she advanced through various executive management positions, including senior vice president, policy and finance; senior vice president, finance; chief financial officer, Lilly USA; chief financial officer, Lilly Canada; and general auditor. Before joining Eli Lilly, Ms. O’Farrell was an accountant with Boise Cascade Office Products and auditor at Whipple & Company and Price Waterhouse, LLP. Currently, she serves on the board of directors of SpyGlass Pharma, Inc. (Nasdaq: SPG), since August 2025; Genmab A/S (Nasdaq: GMAB), since March 2022; Geron Corporation (Nasdaq: GERN), since March 2019; and PDL BioPharma, Inc., since June 2018 and also serves as the chairperson of the PDL BioPharma, Inc. Board. Additionally, Ms. O’Farrell previously served on the board of directors for Inhibikase Therapeutics, Inc. (Nasdaq: IKT) from April 2019 to September 2022. Ms. O’Farrell also served as a board member of the YMCA of Greater Indianapolis from 2006 until 2017, including as its chairperson from 2014 to 2016. Ms. O’Farrell holds a B.S. in accounting with honors and an M.B.A. in management information systems, both from Indiana University. We believe Ms. O’Farrell is qualified to serve as a member of our Board of Directors because of her extensive experience as a senior executive of a major pharmaceutical company with global operations and significant financial experience.

Gary M. Winer has served as a member of our Board of Directors since April 2018. Since January 2015, Mr. Winer has served as a consultant for DRC Health Care Advisors, an organization that serves companies in the biopharma, medical device and diagnostic health sectors. From April 2019 until the acquisition of the company in September 2021, Mr. Winer served as the president and chief executive officer of ORGENTEC Diagnostika GmbH, a specialty manufacturer of autoimmune and infectious disease diagnostic tests. After AbbVie, Inc., or AbbVie, separated from Abbott Laboratories, or Abbott, in January 2013, Mr. Winer served as AbbVie Japan’s chief executive officer until March 2014. Prior to the AbbVie spin off, Mr. Winer served as corporate vice president and president of Abbott Japan, and prior to that held positions as divisional vice president for Abbott’s U.S. Commercial Operations, and as divisional vice president for Abbott’s Latin America and Canada business unit. For over 25 years, Mr. Winer has been proving his leadership abilities in the healthcare and biopharmaceutical industry on an international platform that includes such notable markets in the United States, Europe, Latin America, Asia, and Japan. Mr. Winer previously served on the board of directors for HCW Biologics (Nasdaq: HCWB) until June 2025 and on the Board of Directors for Bionode LLC from June 2020 until its acquisition in 2025. Mr. Winer holds a B.S. in Finance from California State University and an M.B.A. from Northwestern University’s Kellogg Graduate School. We believe Mr. Winer is qualified to serve as a member of our Board of Directors due to his experience leading and managing biotechnology, medical device and diagnostic companies, as well as his healthcare industry knowledge and his experience serving on the board of directors of other companies.

Class II Directors Whose Terms Expire at the 2028 Annual Meeting of Stockholders

Class II Directors	Age	Director Since	Current Position at LENSAR
Nicholas T. Curtis	70	2012	Chief Executive Officer and Director
Todd B. Hammer	58	2023	Director
Aimee S. Weisner	57	2021	Director

Nicholas T. Curtis has served as our Chief Executive Officer and as a member of our Board of Directors since February 2012. Prior to becoming Chief Executive Officer, Mr. Curtis served as our chief commercial officer from August 2010 until February 2012. Before joining us, Mr. Curtis was the vice president of sales and chief commercial officer of WaveTec Vision Systems, Inc., a privately held ophthalmic medical device company. Mr. Curtis served as a senior vice president of sales and marketing at STAAR Surgical Company, a publicly held company specializing in the manufacturing and marketing of ophthalmic surgery devices, from August 2002 until August 2008. Mr. Curtis has a B.S. from Northwestern University. We believe Mr. Curtis is qualified to serve as a member of our Board of Directors due to his extensive experience in the ophthalmology industry and long history with our company.

Todd B. Hammer has served on our Board of Directors since May 2023. Mr. Hammer has served as Co-Managing Member at North Run Capital, LP (“North Run”), a public security investment firm, since December 2002. Prior to co-founding North Run in 2002, Mr. Hammer was a Principal at Greenbriar Equity Group, LLC, a private equity firm, a Vice President at EnTrust Capital, LLC, a hedge fund and asset management firm, an Analyst at Baker Nye Greenblatt, LLC, an event-driven hedge fund, and an Associate in the Investment Banking Division at Goldman, Sachs & Co. Mr. Hammer has served on the board of directors of Guerilla RF since August 2024. Mr. Hammer graduated from the University of Pennsylvania with dual degrees – a B.S. from the Wharton School and a B.A. from the College of Arts and Sciences. He also earned a J.D. from Harvard Law School. We believe Mr. Hammer is qualified to serve as a member of our Board of Directors due to his background in finance and his extensive experience investing in and working with companies.

Aimee S. Weisner has served on our Board of Directors since February 2021. Ms. Weisner is also a current member of the Board of Directors for Glaukos Corporation (NYSE: GKOS), an ophthalmic medical technology and pharmaceutical company, where she has served as a Director since July 2014. Ms. Weisner previously served on the Board of Directors of STAAR Surgical Company (Nasdaq: STAA), a leading developer, manufacturer and marketer of implantable lenses for the eye, from June 2022 to June 2025 and on the Board of Directors for Oyster Point Pharma, Inc. (Nasdaq: OYST), a biopharmaceutical company focused on therapies to treat ocular surface diseases, from October 2019 until its acquisition in January 2023. Ms. Weisner was corporate vice president, general counsel of Edwards Lifesciences Corporation from January 2011 until her retirement in July 2019. From May 2009 to December 2010, she was engaged in private practice and served as legal advisor to public pharmaceutical and medical device companies located in Southern California. Prior to this, from June 2002 to May 2009, Ms. Weisner served in a number of positions at Advanced Medical Optics, Inc. (acquired by Abbott Laboratories), including executive vice president, administration and secretary. From January 1998 to June 2002, Ms. Weisner served in a number of positions at Allergan, Inc., including vice president, assistant general counsel and assistant secretary. Ms. Weisner holds a B.A. from California State University, Fullerton, and a J.D. from Loyola Law School, Los Angeles, and began her legal career as an associate at the law firm of O’Melveny & Myers LLP. We believe Ms. Weisner is qualified to serve on our Board of Directors because of her extensive in-house legal and compliance experience with different medical device companies, including an in-depth understanding of regulatory and reimbursement issues, intellectual property, corporate governance, risk management, corporate transactions, human resources, and internal audit.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of each of Thomas B. Ellis, Richard L. Lindstrom, MD, and William J. Link, PhD as a Class III director to hold office until the 2029 Annual Meeting and until his respective successor has been duly elected and qualified.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since we were spun-off from PDL BioPharma, Inc. (“PDL”) in 2020. We engaged PricewaterhouseCoopers LLP as our independent registered accounting firm in November 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Although ratification is not required by our amended and restated bylaws (“Bylaws”) or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Audit, Audit-Related, Tax and All Other Fees

The following table sets forth the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to LENSAR in each of the last two fiscal years.

	Year Ended December 31,
	2025	2024
Audit Fees	$1,053,000	$1,082,881
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	4,000
Total	$1,053,000	$1,086,881

Audit Fees

Audit fees consisted of aggregate fees billed for assurance and related professional services rendered by our independent public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements, including the issuance of consents in connection with registration statement filings.

All Other Fees

All other fees in 2024 consisted of licenses for accounting research and other tools.

Pre-Approval Policies and Procedures

The formal written charter for our audit committee requires that the audit committee pre-approve all audit and non-audit services to be provided to us by our independent registered public accounting firm, other than services approved in accordance with appropriate pre-approval policies established by the audit committee and applicable SEC rules.

The audit committee’s policy generally provides that the audit committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee or (ii) entered into pursuant to the pre-approval policies and procedures. Unless a type of service to be provided by our independent registered public accounting firm has received this latter general pre-approval under the pre-approval policy, it requires specific pre-approval by the audit committee. Without limiting the foregoing, the audit committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the audit committee at its next scheduled meeting.

All of the services listed in the table above were preapproved by our audit committee.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Audit Committee Report

The Audit Committee of the Board of Directors has furnished the following report, in accordance with rules established by the Securities and Exchange Commission (“SEC”), for inclusion in this Proxy Statement.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed and discussed with management the internal audit plan for the year ended December 31, 2025. Furthermore, the Audit Committee reviewed and discussed with the Company’s management the Company’s design and functioning of its internal controls over financial reporting. The Audit Committee reviewed with PricewaterhouseCoopers LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also considered the compatibility of non-audit services with PricewaterhouseCoopers LLP’s independence.

The Audit Committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for their audit. The Audit Committee regularly meets with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of their examination, the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC. The Audit Committee recommends that the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified by the Company’s stockholders.

Submitted by the Audit Committee of the Company’s Board of Directors

Elizabeth G. O’Farrell, Chair of the Committee

William J. Link, Ph.D.

Richard L. Lindstrom, M.D.

Gary M. Winer

PROPOSAL NO. 3: Approval, on an advisory (non-binding) basis, OF the compensation of our named executive officers

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our stockholders to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. This proposal, commonly known as a “Say-on-Pay Vote,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The Say-on-Pay Vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

We encourage stockholders to carefully review the “Executive and Director Compensation” section of this Proxy Statement for additional details on the Company’s named executive officers’ compensation for 2025.

As an advisory approval, this proposal is not binding upon us or our Board of Directors. However, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through stockholders’ vote on this proposal. The Board and Compensation Committee will consider the outcome of this vote in making future compensation decisions for our named executive officers. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of LENSAR, Inc. approve, on an advisory (non-binding) basis, the fiscal year 2025 compensation of LENSAR, Inc.’s named executive officers as described in the “Executive and Director Compensation” section and disclosed in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in LENSAR, Inc.’s Proxy Statement for the 2026 Annual Meeting of Stockholders.”

We expect that the next Say-on-Pay Vote will occur at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”), although the Board will consider the outcome of the advisory vote in Proposal 4 when making a final determination.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the resolution to approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

Proposal No. 4: Approval, on an advisory (non-binding) basis, the frequency of future advisory (non-binding) votes on the compensation of our named executive officers

Pursuant to the Dodd-Frank Act and Section 14A of the Exchange Act, we are asking our stockholders to vote, on an advisory (non-binding) basis, how frequently we should hold an advisory vote on the compensation of our named executive officers. By voting on this proposal, commonly known as a “Say-on-Frequency Vote,” stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this proposal, the Board recommends that future advisory (non-binding) stockholder votes on the compensation of our named executive officers occur every year.

In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation allows our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. The Board has further determined that an annual vote is consistent with best corporate governance practices and the frequency with which our Compensation Committee evaluates, adjusts and approves executive compensation.

We understand that our stockholders may have different views as to what the best approach is for the Company, and we look forward to hearing from our stockholders on this proposal.

You may cast your vote for your preferred voting frequency by choosing the option of one year, two years, three years or you may abstain from voting on this proposal.

As an advisory approval, this proposal is not binding upon us, our Board of Directors or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding how often they should be offered an advisory vote on our executive compensation programs.

Board Recommendation

The Board of Directors unanimously recommends a vote, on an advisory (non-binding) basis, for future advisory (non-binding) votes on the compensation of our named executive officers to occur every ONE YEAR.

EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of June 23, 2026. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position	In Current Position Since
Nicholas T. Curtis	70	Chief Executive Officer and Director	2012
Alan B. Connaughton	55	Chief Operating Officer	2015
Michael A. Rossi	52	Interim Chief Financial Officer and Secretary	2026

See page 10 of this Proxy Statement for the biography of Nicholas T. Curtis.

Alan B. Connaughton has served as our chief operating officer since April 2015. Prior to becoming Chief Operating Officer, Mr. Connaughton was our vice president of operations from January 2008 until April 2015. Mr. Connaughton has over 20 years of experience working with medical device companies. Mr. Connaughton received a B.S. from University College Galway, an M.S. from Queens University College and an M.B.A. from Rollins College.

Michael A. Rossi has served as our Interim Chief Financial Officer since May 2026. Mr. Rossi previously served as Chief Financial Officer of Access Vascular, Inc., an early commercial stage medical device company, from March 2025 to July 2025 after having served as a consulting CFO for Access Vascular from April 2024 to February 2025. He served as Chief Financial Officer of ConcertAI LLC, a data, software and AI company serving life sciences and healthcare, from February 2023 to September 2023. Prior to these roles, Mr. Rossi served as Chief Financial Officer of Harvard Bioscience, Inc. (Nasdaq: HBIO), a life science tools company, from July 2019 to December 2022, and as Chief Financial Officer of various other companies within the healthcare industry. Mr. Rossi brings significant experience with turnarounds and driving financial and operational improvements within complex middle market healthcare businesses. He also has over twenty years of public company and private equity finance and accounting experience as well as experience driving strategic acquisitions and managing debt and liquidity during both periods of growth and business downturns. Earlier in his career, Mr. Rossi held finance roles of increasing responsibility at various public companies, and he began his professional career as an accountant at PricewaterhouseCoopers. Mr. Rossi received a B.S. in accounting from Babson College and an MBA from Babson College’s Olin School of Management.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Corporate Governance” section of the “Investor Relations” page of our website located at www.lensar.com, or by writing to our Secretary at our offices at 2800 Discovery Drive, Orlando, Florida, 32826. Among the topics addressed in our Corporate Governance Guidelines are:

•
Board independence and qualifications
•
Board leadership and structure
•
Executive sessions of independent directors
•
Selection of new directors
•
Director orientation and continuing education
•
Limits on board service
•
Change of principal occupation
•
Term limits
•
Director responsibilities
•
Director compensation

•
Stock ownership
•
Board access to senior management
•
Board access to third-party advisors
•
Board and committee self-evaluations
•
Board meetings
•
Meeting attendance by directors and non-directors
•
Meeting materials
•
Board committees, responsibilities and independence
•
Succession planning
•
Communication with the board

Board Leadership Structure

Our Board of Directors does not have a policy on whether the role of the Chairperson and Chief Executive Officer should be separate and, if it is to be separate, whether the Chairperson should be selected from the non-employee directors or be an employee. If the chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may elect a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors, on the one hand, and the Chief Executive Officer and Chairperson of the Board, on the other. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board may serve as Lead Director.

The positions of our Chair of the Board and our Chief Executive Officer are currently separate. Dr. Link, an independent director, serves as Chairman of the Board, and Mr. Curtis serves as our Chief Executive Officer.

The Board believes that our current leadership structure of Chief Executive Officer and Chair of the Board being held by two individuals, with the Chair qualified as independent, is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Director Independence

Under our Corporate Governance Guidelines and the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Mr. Ellis, Mr. Hammer, Dr. Lindstrom, Dr. Link, Ms. O’Farrell, Ms. Weisner and Mr. Winer, representing seven of our eight directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock.

Board Committees

Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Thomas B. Ellis			X
Todd B. Hammer		X
William J. Link, PhD	X	X	X
Richard L. Lindstrom, MD	X	Chair	X
Elizabeth G. O'Farrell	Chair
Aimee S. Weisner		X
Gary M. Winer	X	X	Chair

Audit Committee

Our audit committee is responsible for, among other things:

•
overseeing our accounting and financial reporting process;
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appointing, compensating, retaining and overseeing the work of our independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us;
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discussing with our independent auditor any audit problems or difficulties and management’s response;
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pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the audit committee or exempt from such requirement under the rules of the Securities and Exchange Commission);
•
reviewing and discussing our annual and quarterly financial statements with management and our independent auditor;
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discussing our risk management policies;
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overseeing management of our financial risks, cybersecurity, information and data protection risks, and, as necessary or advisable, other material risks;
•
reviewing and approving or ratifying any related person transactions;
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reviewing our code of business conduct and ethics (the “Code of Conduct”) and procedures in place to enforce the Code of Conduct;
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overseeing our compliance program with respect to legal and regulatory requirements;
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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and
•
preparing the audit committee report required by SEC rules.

Our audit committee currently consists of William J. Link, PhD, Richard L. Lindstrom, MD, Elizabeth G. O’Farrell, and Gary M. Winer, with Ms. O’Farrell serving as chair. Our Board of Directors has determined that all members of our audit committee are financially literate and that each member of our audit committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”). In addition, our Board of Directors has determined that Ms. O’Farrell, Dr.

Link, Dr. Lindstrom and Mr. Winer each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

Our compensation committee is responsible for, among other things:

•
reviewing and approving corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of these goals and objectives and recommending our Chief Executive Officer’s compensation to our Board of Directors;
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reviewing and setting or making recommendations to our Board of Directors regarding the compensation of our other executive officers;
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reviewing and making recommendations to our Board of Directors regarding director compensation;
•
reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans, policies and arrangements;
•
appointing and overseeing any compensation consultants;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;
•
administering our compensation recovery policy;
•
overseeing the Company’s strategies, policies and practices regarding human capital management and talent development; and
•
preparing the annual compensation committee report required by SEC rules, to the extent required.

Our compensation committee currently consists of William J. Link, PhD, Todd B. Hammer, Richard L. Lindstrom, MD, Aimee S. Weisner, and Gary M. Winer, with Dr. Lindstrom serving as chair. Our Board of Directors has determined that each member of our compensation committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members. Our Board of Directors has determined that each of Messrs. Link, Lindstrom, and Winer and Ms. Weisner qualifies as a “non-employee director” as defined under Section 16b-3 of the Exchange Act.

Pursuant to the compensation committee’s charter, the compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the compensation committee.

Compensation Consultants

The compensation committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the compensation committee has engaged the services of Pay Governance LLC as its independent outside compensation consultant.

As requested by the compensation committee, in 2025, Pay Governance LLC’s services to the compensation committee included, assisting us in developing our peer group composition, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive compensation, equity-based awards, severance agreements and best practices in the use of long term incentives to encourage employee retention based on our peer group.

All executive compensation services provided by Pay Governance LLC during 2025 were conducted under the direction or authority of the compensation committee, and all work performed by Pay Governance LLC was approved by the compensation committee. Neither Pay Governance LLC nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The compensation committee evaluated whether any work provided by Pay Governance LLC raised any conflict of interest for services performed during 2025 and determined that it did not.

Additionally, during 2025, Pay Governance LLC did not provide any services to us other than regarding executive, employee and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for, among other things:

•
identifying individuals qualified to become members of our Board, consistent with criteria approved by the Board, so that the Board has the requisite expertise and consists of persons with sufficiently diverse and independent backgrounds;
•
recommending to our Board the persons to be nominated for election as directors and to each committee of the Board;
•
reviewing and making recommendations to our Board regarding director independence and qualification determinations;
•
reviewing the Board’s leadership structure and recommending any proposed changes to the Board;
•
developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time;
•
overseeing the Company’s strategy, initiatives and policies and risks concerning corporate social responsibility, including environmental and social matters; and
•
overseeing the periodic evaluations of our Board and its committees.

Our nominating and corporate governance committee currently consists of Thomas B. Ellis, William J. Link, PhD, Richard L. Lindstrom, MD, and Gary M. Winer, with Mr. Winer serving as chair. Our Board has determined that each member of our nominating and corporate governance committee qualifies as “independent” under applicable Nasdaq rules applicable to nominating and corporate governance committee members.

Board and Board Committee Meetings and Attendance

During fiscal 2025, our Board of Directors met 11 times, the audit committee met four times, and the compensation committee met one time. The nominating and corporate governance committee took action via unanimous written consent in lieu of holding a meeting. In 2025, each of our incumbent directors then serving attended at least 75% of the meetings of the Board and committees on which he or she served as a member.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, on a regularly scheduled basis, but no less than twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chair of the Board presides at these meetings, and if absent, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. All of our directors attended the 2025 Annual Meeting of Stockholders.

Director Nominations Process

The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including, without limitation: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to our industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. In determining whether to recommend a director for re-election, the nominating and corporate governance committee and the Board may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We aim to review a variety of qualified candidates from different backgrounds, and do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and background in these various areas. In addition, the Nominating and Corporate Governance Committee and the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The nominating and corporate governance committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Mr. Ellis, a Class III director nominee, was initially appointed as North Run’s director designee. In determining to nominate each of the director nominees to be elected at the Annual Meeting, each were evaluated in accordance with our standard review process for director candidates described herein.

In addition, in connection with North Run’s investment in the Company, North Run has continuing director designation rights based on its beneficial ownership of our common stock on an as-converted basis. Messrs. Ellis and Hammer are North Run’s director designees under this covenant. See “Certain Transactions with Related Persons — North Run Investment.”

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering them as it does in considering other director candidates. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, LENSAR, Inc., 2800 Discovery Drive, Orlando, Florida 32826.

Board Role in Risk Oversight

The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee. Each of the committees regularly reports to the Board.

The audit committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and oversees management of financial and data privacy and cybersecurity risks. As part of this risk oversight, the audit committee oversees management of the Company’s financial risks, information security, cybersecurity and data protection risks, and, as necessary or advisable, such other material risks facing the Company, except to the extent oversight of such risks has been assigned to other committees of the Board or retained by the Board, and the steps taken by management to identify, monitor and control these exposures. Such oversight includes an annual update from management on the Company’s risk assessment, information security, cybersecurity and data protection risks. The compensation committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements, and human capital management. The compensation committee also periodically reviews the Company’s compensation policies and practices and assess whether such policies and practices are reasonably likely to have a material adverse effect on the Company by encouraging excessive risk-taking. The nominating and corporate governance committee manages risks associated with the Company’s corporate governance framework and environmental and social matters. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. In addition, our Board receives periodic detailed operating performance reviews from management.

Committee Charters and Corporate Governance Guidelines

Our Corporate Governance Guidelines, charters of the audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the Governance section of the Investor Relations page of our website located at www.lensar.com, or by writing to our Secretary at our offices at 2800 Discovery Drive, Orlando, Florida 32826.

Code of Business Conduct and Ethics

We have adopted a Code of Conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code of Conduct is available under the Governance section of the Investor Relations page of our website at www.lensar.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.

Insider Trading Compliance Policy and Anti-Hedging Policy

We have adopted an Insider Trading Compliance Policy (the “Insider Trading Policy”), which governs the purchase, sale and/or other dispositions of the Company’s securities by officers, directors and employees of the Company. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and exchange standards applicable to the Company. It is also our policy to comply with applicable insider trading laws and regulations with respect to transactions in our own securities. In addition, our Insider Trading Policy prohibits persons and entities subject to the policy from engaging in hedging transactions involving our equity securities, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended, our “Annual Report on Form 10-K”).

Communications with the Board

Any securityholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, LENSAR, Inc., 2800 Discovery Drive, Orlando, Florida, 32826. The Secretary will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2025, our “named executive officers” were Nicholas T. Curtis, our Chief Executive Officer; Alan B. Connaughton, our Chief Operating Officer; and Thomas R. Staab, II, our former Chief Financial Officer.

Summary Compensation Table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our named executive officers for services rendered during the years ended December 31, 2025 and 2024.

Name and principal position	Year	Salary ($)	Stock awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All other compensation ($)(3)	Total ($)
Nicholas T. Curtis	2025	582,758	1,307,238	439,670	15,300	2,344,966
Chief Executive Officer	2024	562,013	458,388	541,133	15,100	1,576,634
Alan B. Connaughton	2025	437,074	381,276	241,822	15,300	1,075,472
Chief Operating Officer	2024	421,514	288,900	297,627	15,100	1,023,141
Thomas R. Staab, II	2025	412,877	130,724	207,667	30,733	782,001
Former Chief Financial Officer	2024	398,179	121,980	255,591	33,984	809,734

(1)
Represents the grant date fair value of stock awards granted during 2024 and 2025 computed in accordance with FASB ASC 718. See Note 14, Stock-Based Compensation, to our audited financial statements included in our Original Form 10-K, for a description of the assumptions used in valuing these awards. For 2024, this column reflects the grant date fair value of restricted stock units (“RSUs”) and performance stock units (“PSUs”) granted to our named executive officers by us in May 2024. The grant date fair value of the PSUs granted to our named executive officers during 2024 at “target” performance (which is also the maximum performance level possible) are reflected in the column above and are as follows: Mr. Curtis, $229,194; Mr. Connaughton, $144,450; and Mr. Staab, $60,900. For 2025, this column reflects the grant date fair value of RSUs granted to our named executive officers by us in February 2025.
(2)
Represents amounts earned in the year shown and paid early in the following year under our annual performance bonus plan, as described below.
(3)
For 2025, includes a 401(k) matching contribution of $14,000 made by us on behalf of each named executive officer, a company contribution of $1,300 to Messrs. Curtis and Connaughton’s health savings accounts and $11,825 in commuting expense reimbursements and $4,908 in related tax “gross up” payments related to such commuting expense reimbursements for Mr. Staab. For 2024, includes a 401(k) matching contribution of $13,800 made by us on behalf of each named executive officer, a company contribution of $1,300 to Messrs. Curtis and Connaughton’s health savings accounts and $14,341 in commuting expense reimbursements and $5,843 in related tax “gross up” payments related to such commuting expense reimbursements for Mr. Staab.

Narrative Disclosure to Compensation Tables

Annual Base Salary

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

Effective February 17, 2025, our Board of Directors approved an increase in Messrs. Curtis’s, Connaughton’s, and Staab’s base salaries from $563,700, $422,800, and $399,400 to $586,200, $439,700, and $415,300, respectively.

Bonus Compensation

Each year our Board of Directors establishes a performance-based annual bonus program for our employees and our named executive officers based on individual performance, company performance or as otherwise determined appropriate.

Each named executive officer has an established target annual bonus amount. The target annual bonus amounts for each named executive officer, expressed as a percentage of annual base salary, are 75%, 55% and 50% for Messrs. Curtis, Connaughton and Staab, respectively.

In March 2026, our Board of Directors approved cash bonus payments for the 2025 fiscal year to be paid to the named executive officers. Bonus payments were paid at target.

The annual bonuses paid to our named executive officers for 2025 are reflected in the Summary Compensation Table above.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our named executive officers. The Board of Directors is responsible for approving equity grants.

Historically, and in 2024, we granted equity-based incentive awards under the Company’s 2020 Incentive Award Plan (the “2020 Plan”). Additionally, in February 2024, we adopted the Company’s 2024 Employment Inducement Incentive Award Plan, under which we granted equity-based incentive awards to eligible recipients under the applicable Nasdaq rules as an inducement material to such recipients’ entering into employment with us.

On February 18, 2025, we granted RSUs to our named executive officers under the 2020 Plan in the following amounts: Mr. Curtis, 127,660 RSUs; Mr. Connaughton, 37,234 RSUs; and Mr. Staab, 12,766 RSUs. The RSUs are scheduled to vest based on continued employment or service over four years, with 25% of the RSUs vesting on each anniversary of the grant.

Employment Letters with our Named Executive Officers

Nicholas T. Curtis Employment Letter

In July 2020, we entered into an employment letter with Mr. Curtis. Pursuant to his employment letter, Mr. Curtis serves as the Chief Executive Officer of the Company and reports directly to our Board of Directors. Under the employment letter, Mr. Curtis is entitled to receive an annual base salary as specified above and is eligible to receive an annual performance bonus based on his target annual bonus. His annual base salary and target annual bonus will be subject to review by our Board of Directors or its compensation committee on an annual basis. The actual amount of any such bonus will be determined by reference to the attainment of applicable performance objectives, as determined by the Company’s Board of Directors, and to Mr. Curtis’s continued employment with us through the applicable payment date.

Mr. Curtis’s employment letter provides that if he is terminated without cause or he resigns for good reason (each as defined in the employment letter), in each case prior to or more than 12 months following a change in control (as defined in our 2020 Plan), then he is entitled to the following: (1) a lump sum payment equal to the sum of (i) his base salary as in effect immediately prior to the separation, (ii) his target bonus for the year in which the separation occurs, and (iii) 12 months of premium payments to maintain health coverage under COBRA, and (2) accelerated vesting of such portion of his time-based equity awards as would have vested during the 12 months following his termination had he remained employed during such period.

Mr. Curtis’s employment letter further provides that if he is terminated without cause or he resigns for good reason, in each case within 12 months following a change in control, then he is entitled to the following: (1) a lump sum payment equal to the sum of (i) 18 months of base salary as in effect immediately prior to the separation, (ii) 150% multiplied by his target bonus for the year in which the separation occurs, and (iii) 18 months of premium payments to maintain health coverage under COBRA, and (2) accelerated vesting of all of his time-based equity awards.

Payments due to Mr. Curtis in connection with his termination without cause or resignation for good reason are subject to his execution of a general release of claims and continued compliance with applicable restrictive covenants.

Alan B. Connaughton Employment Letter

In July 2020, we entered into an employment letter with Mr. Connaughton. Pursuant to his employment letter, Mr. Connaughton serves as the Chief Operating Officer of the Company and reports directly to our Chief Executive Officer. Under the employment letter, Mr. Connaughton is entitled to receive an annual base salary as specified above and is eligible to receive an annual performance bonus based on his target annual bonus. His annual base salary and target annual bonus will be subject to review by our Board of Directors or its compensation committee on an annual basis. The actual amount of any such bonus will be determined by reference to the attainment of applicable performance objectives, as determined by the Board of Directors, and to Mr. Connaughton’s continued employment with us through the applicable payment date.

Mr. Connaughton’s employment letter provides that if he is terminated without cause or he resigns for good reason (each as defined in the employment letter), in each case prior to or more than 12 months following a change in control (as defined in our 2020 Plan), then he is entitled to the following: (1) a lump sum payment equal to the sum of (i) 10 months of base salary, as in effect immediately prior to the separation, (ii) 85% of his target bonus for the year in which the separation occurs, and (iii) 10 months of premium payments to maintain health coverage under COBRA, and (2) accelerated vesting of such portion of his time-based equity awards as would have vested during the 10 months following his termination had he remained employed during such period.

Mr. Connaughton’s employment letter further provides that if he is terminated without cause or he resigns for good reason, in each case within 12 months following a change in control, then he is entitled to the following: (1) a lump sum payment equal to the sum of (i) 15 months of base salary as in effect immediately prior to the separation, (ii) 125% multiplied by his target bonus for the year in which the separation occurs, and (iii) 15 months of premium payments to maintain health coverage under COBRA, and (2) accelerated vesting of all of his time-based equity awards.

Payments due to Mr. Connaughton in connection with his termination without cause or resignation for good reason are subject to his execution of a general release of claims and continued compliance with applicable restrictive covenants.

Thomas R. Staab, II Employment Letter

In July 2020, we entered into an employment letter with Mr. Staab. Pursuant to his employment letter, Mr. Staab served as the Chief Financial Officer of the Company until May 2026 and reported to Mr. Curtis. The employment letter provided for the following terms during the period of Mr. Staab’s employment:

•
Mr. Staab was entitled to receive an annual base salary as specified above and was eligible to receive an annual performance bonus based on his target annual bonus. His annual base salary and target annual bonus were subject to review by our Board of Directors or its compensation committee on an annual basis. The actual amount of any such bonus was determined by reference to the attainment of applicable performance objectives, as determined by the Company’s Board of Directors, and to Mr. Staab’s continued employment with us through the applicable payment date.
•
In connection with a termination without cause or resignation for good reason (each as defined in the employment letter), in each case prior to or more than 12 months following a change in control (as defined in our 2020 Plan), then he was entitled to the following: (1) a lump sum payment equal to the sum of (i) 9 months of base salary, as in effect immediately prior to the separation, (ii) 75% of his target bonus for the year in which the separation occurs, and (iii) 9 months of premium payments to maintain health coverage under COBRA, and (2) accelerated vesting of such portion of his time-based equity awards as would have vested during the 9 months following his termination had he remained employed during such period.
•
In connection with a termination without cause or resignation for good reason, in each case within 12 months following a change in control, then he was entitled to the following: (1) a lump sum payment equal to the sum of (i) 12 months of base salary as in effect immediately prior to the separation, (ii) his target bonus for the year in which the separation occurs, and (iii) 12 months of premium payments to maintain health coverage under COBRA, and (2) accelerated vesting of all of his time-based equity awards.

Defined Terms Under Employment Letters

For purposes of the employment letters with our named executive officers:

•
“Cause” means a named executive officer’s: (1) intentional theft, willful misconduct, or breach of fiduciary duty for personal gain, (2) material failure to comply with our code of conduct and other written policies, (3) material and intentional theft or destruction of company property, (4) willful act that is detrimental to our reputation or business, (5) repeated failure to perform the named executive officer’s duties after an opportunity to cure the failure, (6) material breach of any agreement or covenant with the Company that is not cured within 20 days, or (7) conviction of any criminal act involving moral turpitude.
•
“Good reason” means a named executive officer’s voluntary resignation following our failure to cure: (1) a material diminution in authority, duties or responsibilities, (2) for Mr. Curtis, a requirement that he report to anyone other than our Board of Directors, (3) a material reduction in the named executive officer’s base salary, (4) a material change in the location at which he must perform his duties, or (5) any material breach of the employment letters.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity awards granted to our named executive officers that remained outstanding as of December 31, 2025. Each equity award was granted under our 2020 Plan.

		Stock Awards				Stock Options
	Grant Date	Number of Units of Stock That Have Not Vested (#)(1)	Market Value of Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Units of Stock That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Units of Stock That Have Not Vested ($)(2)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Option Exercise Price ($)(4)	Option Expiration Date (#)(5)
Nicholas T. Curtis	April 12, 2021	—	—	—	—	98,394	—	6.91	April 12, 2031
	January 11, 2022	7,500	87,225	—	—	—	—	—	—
	January 11, 2022	—	—	—	—	102,812	2,188	6.04	January 11, 2032
	January 11, 2023	11,094	129,023	—	—	—	—	—	—
	January 11, 2023	—	—	—	—	56,620	21,031	2.65	January 11, 2033
	May 6, 2024	53,550	622,787	—	—	—	—	—	—
	May 6, 2024	—	—	71,400	830,392	—	—	—	—
	February 18, 2025	127,660	1,484,686	—	—	—	—	—	—
Alan B.	April 12, 2021	—	—	—	—	49,197	—	6.91	April 12, 2031
Connaughton	January 11, 2022	3,750	43,613	—	—	—	—	—	—
	January 11, 2022	—	—	—	—	51,406	1,094	6.04	January 11, 2032
	January 11, 2023	7,766	90,319	—	—	—	—	—	—
	January 11, 2023	—	—	—	—	39,634	14,722	2.65	January 11, 2033
	May 6, 2024	45,000	392,513	—	—	—	—	—	—
	May 6, 2024	—	—	45,000	523,350	—	—	—	—
	February 18, 2025	33,750	433,031	—	—	—	—	—	—
Thomas R. Staab, II	April 12, 2021	—	—	—	—	49,197	—	6.91	April 12, 2031
	January 11, 2022	3,750	43,613	—	—	—	—	—	—
	January 11, 2022	—	—	—	—	51,406	1,094	6.04	January 11, 2032
	January 11, 2023	3,328	38,705	—	—	—	—	—	—
	January 11, 2023	—	—	—	—	13,486	6,309	2.65	January 11, 2033
	May 6, 2024	14,250	165,728	—	—	—	—	—	—
	May 6, 2024	—	—	19,000	220,970	—	—	—	—
	February 18, 2025	12,766	148,469	—	—	—	—	—	—

(1)
With respect to the awards granted in 2022, represents RSUs which will vest in annual installments over a four-year period, with vesting of the remaining RSUs shown in the table above occurring on January 11, 2023, 2024, 2025 and 2026, subject to continued employment or service through the vesting date. With respect to the awards granted in 2023, represents RSUs which will vest in annual installments over a four-year period, with vesting of the remaining RSUs shown in the table above occurring on January 11, 2024, 2025, 2026 and 2027, subject to continued employment or service through the vesting date. With respect to the awards granted in 2024, represents RSUs which will vest in annual installments over a four-year period, with vesting of the remaining RSUs shown in the table above occurring on May 6, 2025, 2026, 2027 and 2028, subject to continued employment or service through the vesting date. With respect to the awards granted in 2025, represents RSUs which will vest in annual installments over a four-year period, with vesting of the remaining RSUs shown in the table above occurring on February 18, 2026, 2027, 2028 and 2029, subject to continued employment or service through the vesting date. In addition, the RSUs will accelerate and become fully vested in the event of a change in control of the Company and are subject to accelerated vesting as set forth in the applicable executive’s employment letter.
(2)
The market value per share was calculated using the closing price per share of our common stock on December 31, 2025 ($11.63), the last trading day of 2025.
(3)
With respect to the awards granted in 2024, represents PSUs which are eligible to vest as to (i) 50% if, as of the end of any calendar quarter ending on or prior to December 31, 2026, the Company’s cumulative one-year trailing revenues equal or exceed $75 million, and (ii) 50% if, as of any calendar quarter ending on or prior to December 31, 2027, the Company’s cumulative one-year trailing revenues equal or exceed $100 million. In addition, the PSUs will accelerate and become fully vested in the event of a change in control of the Company and are subject to accelerated vesting as set forth in the applicable executive’s employment letter.
(4)
Options vest as to 25% of the total amount of the award on the one-year anniversary of the grant date and in thirty-six substantially equal monthly installments thereafter, subject to the named executive officer’s continued employment or service through each such vesting date. In addition, the options will accelerate and become fully vested and exercisable in the event of a change in control of the Company and are subject to accelerated vesting as set forth in the applicable executive’s employment letter.
(5)
The exercise price per share for all options is equal to the fair market value of our common stock on the date of grant, as determined under our 2020 Incentive Award Plan.
(6)
Options have a term of ten years from the date of grant.

Pay Versus Performance

The following table sets forth information concerning the compensation of our named executive officers for each of the fiscal years ended December 31, 2025 and 2024, as applicable, and our financial performance for each such fiscal year:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Total Stockholder Return ("TSR") ($)	Net Loss (in thousands) ($)
2025	2,344,966	3,194,176	928,737	1,277,410	331.34	(34,280)
2024	1,576,634	3,004,914	916,438	1,588,179	254.70	(31,404)

(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below). Mr. Curtis was our PEO for 2024 and 2025. Mr. Connaughton and Mr. Staab were our Non-PEO NEOs for 2024 and 2025.
(2)
The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our PEO or our non-PEO NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards. See the Summary Compensation Table for certain other compensation of our PEO and our non-PEO NEOs for each applicable fiscal year. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our 2025 Form 10-K for the fiscal year ended December 31, 2025 and prior fiscal years.

Compensation actually paid to our named executive officers represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2025		2024
Adjustments	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)
Total Compensation for Covered Fiscal Year from Summary Compensation Table	2,344,966	928,737	1,576,634	916,438
Deduct Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(1,307,238)	(256,000)	(458,388)	(205,440)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards in Fiscal Year	1,484,686	290,750	1,276,632	572,160
Add Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards in Prior Fiscal Years	442,653	203,909	516,159	258,080
Add Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—	—
Add Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	229,109	110,014	93,877	46,941
Deduct Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—	—
Total Compensation Actually Paid	3,194,176	1,277,410	3,004,914	1,588,179

The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our principal executive officer and the average of the compensation actually paid to our remaining named executive officers, with (i) our cumulative TSR and (ii) our Net

Loss, in each case, for the fiscal years ended December 31, 2025 and 2024. TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Other Elements of Compensation

Perquisites, Health, Welfare and Retirement Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the generally on same basis as all of our other employees. We provide a 401(k) plan to our employees, including our current named executive officers, as discussed in the section below entitled “401(k) Plan.”

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. Our Board of Directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

401(k) Plan

Our employees participate in a defined contribution employee retirement plan, or 401(k) plan. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as other eligible employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code. The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit, which was $23,500 for calendar year 2025, and other testing limits. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2025 could be up to an additional $7,500 above the statutory limit. We also provide a matching contribution equal to 100% of an employee’s first 3% of contributions and 50% of the next 2% of contributions. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.

Nonqualified Deferred Compensation

We have not historically maintained nonqualified defined contribution plans or other nonqualified deferred compensation plans.

Termination or Change in Control Benefits

Our executive officers may become entitled to certain benefits or enhanced benefits in connection with a qualifying termination or a change in control of our company. Each of our executive officers’ employment agreements entitles them to certain payments and benefits upon certain qualifying terminations (including in connection with a change in control of our company). For additional discussion, please see “Employment Letters with our Named Executive Officers.” Additionally, the stock option, restricted stock unit awards, and performance stock unit awards granted to our named executive officers will accelerate and vest in full upon a change in control of the Company.

Policy Relating to Recovery of Erroneously Awarded Compensation (Clawback Policy)

We have instituted a clawback policy in accordance with the Nasdaq’s final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, effective October 2, 2023 to support a culture of focused, diligent and responsible management that discourages conduct detrimental to our growth. The policy applies to each person who serves as an executive officer of the Company, as defined in Rule 10D-1(d) under the Exchange Act, which include our named executive officers (each, a “covered employee”). In the event of a qualifying financial restatement, a covered employee will be required to forfeit erroneously awarded incentive compensation to the Company to the extent required under applicable law.

Equity Award Timing Policies and Practices

Equity awards to employees are typically granted in connection with the Company annual award process in the first half of each year, as well as to new hires in connection with their commencement of employment. We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. For all stock option awards, the exercise price is the closing price of our common stock on the Nasdaq Stock Market on the date of the grant (or if the grant date is not a trading day, then on the immediately preceding trading day). During 2024 and 2025, we did not grant stock options, stock appreciation rights, or similar option-like instruments to our named executive officers.

Director Compensation

We provide compensation to our non-employee directors in the form of cash and stock-based compensation. We have reimbursed, and will continue to reimburse, our non-employee directors for their actual out-of-pocket costs and expenses incurred in connection with attending board meetings.

Pursuant to our non-employee director compensation program, our non-employee directors receive annual retainer fees and/or long-term equity awards. Under the non-employee director compensation program, each non-employee director receives an annual retainer of $50,000, with the chairperson receiving an annual retainer of $75,000. Non-employee directors serving as the chairs of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of $20,000, $15,000 and $9,000, respectively. Non-employee directors serving as members of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of $10,000, $7,000 and $4,500, respectively.

Non-employee directors who are newly elected or appointed to our Board of Directors will receive initial stock option awards having a value of $200,000, calculated based on the Black-Scholes value on the grant date, vesting over three years with one-third of such options vesting on the first anniversary of the date of such election or appointment to the Board of Directors and the remainder vesting in equal monthly installments over the remaining two years thereafter.

During 2025, our non-employee directors were eligible for annual equity awards. Given we did not hold an annual meeting until December 2025, the annual awards to the non-employee directors were granted in May 2025, at the time the annual meeting would typically have been held. On the grant date, each non-employee director received an annual RSU award having a value of $100,000, calculated based on the closing price per share for our common stock on the grant date, which vests on the first anniversary of the grant date.

All equity awards granted to our non-employee directors will vest upon a change in control of our company or upon a director’s death or disability. Compensation under our non-employee director compensation policy is subject to the annual limits on non-employee director compensation set forth in the 2020 Plan. Our Board of Directors or its authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2020 Plan. As provided in the 2020 Plan, our Board of Directors or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board of Directors or its authorized committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee directors.

The following table summarizes compensation received by our non-employee directors during the year ended December 31, 2025. Nicholas T. Curtis is not included in the following table as he served as an executive officer during 2025 and does not receive compensation for his board service. Mr. Curtis’s compensation is included in the Summary Compensation Table in the “Executive and Director Compensation” section above.

Director Compensation Table

	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Name	($)	($)	($)
Thomas B. Ellis	54,500	99,991	154,491
Todd B. Hammer	57,000	99,991	156,991
Richard L. Lindstrom, M.D.	79,500	99,991	179,491
William J. Link, Ph.D.	96,500	99,991	196,491
Elizabeth G. O'Farrell	70,000	99,991	169,991
Aimee S. Weisner	57,000	99,991	156,991
Gary M. Winer	76,000	99,991	175,991

(1)
Represents the grant date fair value of RSUs granted during 2025 computed in accordance with FASB ASC 718. See Note 14, Stock-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K, for a description of the assumptions used in valuing these awards.

The aggregate number of shares subject to RSUs and stock options outstanding at December 31, 2025 for the individuals who served as non-employee directors during 2025 was as follows:

	As of December 31, 2025
Name	Number of Shares Underlying Restricted Stock Units Outstanding(1)	Number of Shares Underlying Stock Options Outstanding
Thomas B. Ellis	29,374	127,962
Todd B. Hammer	29,374	127,962
Richard L. Lindstrom, M.D.	29,374	69,638
William J. Link, Ph.D.	7,374	69,638
Elizabeth G. O'Farrell	7,374	111,332
Aimee S. Weisner	29,374	111,332
Gary M. Winer	29,374	69,638

(1)
For each non-employee director except Dr. Link and Ms. O’Farrell, this amount includes 22,000 RSUs that are fully vested but for which the director elected to defer settlement until a future date.

Equity Compensation Plan Information

The following table summarizes securities available under our equity compensation plans as of December 31, 2025. As of December 31, 2025, our 2020 Incentive Award Plan, our 2024 Inducement Award Plan and our 2020 Employee Stock Purchase Plan were our only outstanding equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)		Weighted average per share exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,740,452	(1)	5.22	870,816	(2)
Equity compensation plans not approved by security holders	18,632	(3)	6.33	80,821	(4)
Total	2,759,084		5.23	951,637

(1)
Includes 1,794,533 shares subject to outstanding stock options and 945,929 shares underlying outstanding RSUs and PSUs under our 2020 Incentive Award Plan. As to the PSUs, the amount outstanding was determined assuming the maximum number of shares are issuable in respect of such PSUs.
(2)
Includes (a) 683,634 shares available for issuance under our 2020 Incentive Award Plan and (b) 187,182 shares available for issuance under our 2020 Employee Stock Purchase Plan, of which 187,182 were eligible for purchase during the offering period in effect on December 31, 2025.
(3)
Includes 15,272 shares subject to outstanding stock options and 3,360 shares underlying outstanding RSUs under our 2024 Inducement Award Plan.
(4)
Represents shares available for issuance under our 2024 Inducement Award Plan. The material features of 2024 Inducement Award Plan are more fully described in Note 14, Stock-Based Compensation, to our consolidated financial statements included in our Annual Report on Form 10-K.

On the first day of each calendar year beginning on January 1, 2021 and ending on and including January 1, 2030, the number of shares available for issuance under the 2020 Incentive Award Plan shall be increased by a number of shares equal to the lesser of (i) 5% of the aggregate number of shares outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as determined by our Board of Directors.

On the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2030, the number of shares available for issuance under the 2020 Employee Stock Purchase Plan shall be increased by a number of shares equal to the lesser of (i) 1% of the shares outstanding on the final day of the immediately preceding calendar year, and (ii) such smaller number of shares as determined by our Board of Directors.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information relating to the beneficial ownership of our common stock as of June 10, 2026 by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock outstanding;
•
each of our directors;
•
each of our named executive officers for 2025; and
•
all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

The number of shares of our common stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of June 10, 2026, including through the exercise of stock options and warrants, the vesting of restricted stock units and the conversion of Series A Convertible Preferred Stock, as noted in the table footnotes.

	Shares Beneficially Owned Title or Class of Securities
	Common Stock(2)		Series A Convertible Preferred Stock(2)
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(3)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Combined Voting Power(2)
Holders of More than 5%:
North Run Capital, LP (4)	13,446,946	54.7%	20,000	100.0%	44.7%
Brandes Investment Partners, LP (5)	1,026,018	8.4%	—	—	5.1%
BlackRock, Inc. (6)	623,381	5.1%	—	—	3.1%

Named Executive Officers and Directors:
Nicholas T. Curtis (7)	1,126,442	9.0%	—	—	4.2%
Alan B. Connaughton (8)	449,279	3.6%	—	—	1.5%
Thomas R. Staab, II (9)	264,394	2.1%	—	—	*
Thomas B. Ellis (4)(10)	13,574,908	54.9%	20,000	100.0%	44.8%
Todd B. Hammer (4)(11)	13,574,908	54.9%	20,000	100.0%	44.8%
Richard L. Lindstrom, M.D. (12)	316,048	2.6%	—	—	1.1%
William J. Link, Ph.D. (13)	620,279	5.0%	—	—	2.7%
Elizabeth G. O'Farrell (14)	161,279	1.3%	—	—	*
Aimee S. Weisner (15)	204,279	1.6%	—	—	*
Gary M. Winer (16)	157,852	1.3%	—	—	*
All executive officers and directors as a group (10 persons) (17)	17,041,384	65.8%	20,000	100.0%	56.1%

* Represents less than 1%.

(1)
Unless otherwise indicated below, the business address for each beneficial owner listed is c/o LENSAR, Inc., 2800 Discovery Drive, Orlando, Florida 32826.
(2)
Each share of common stock is entitled to one vote, and each share of Series A Convertible Preferred Stock entitles its holder to a number of votes equal to the whole number of shares of common stock into which a share of Series A Convertible Preferred Stock can be converted.

The beneficial ownership information shown in the table under “Common Stock” includes the number of shares of common stock held by such holder, as well as shares of our common stock such holder could acquire within 60 days of June 10, 2026, including by converting shares of Series A Convertible Preferred Stock, exercising warrants or options, or upon settlement of restricted stock units. The beneficial ownership information shown in the table under “Series A Convertible Preferred Stock” reflects the maximum number of shares of Series A Convertible Preferred Stock that may be converted into common stock (assuming that no Warrants have been exercised). Each share of Series A Convertible Preferred Stock is currently convertible into a number of shares of common stock based on the stated value of such share and any declared and unpaid dividends divided by an initial conversion price of $2.51875.

The percentage reported under “Combined Voting Power” represents the holder’s voting power with respect to all of our shares of common stock and Series A Convertible Preferred Stock outstanding as of June 10, 2026, voting as a single class, and, as to each holder, without including any shares of common stock that such holder could acquire by exercising warrants or options or upon vesting of restricted stock units, as such securities confer no voting power until the issuance of common stock upon their exercise or settlement, as applicable.

(3)
Percentages are based upon the 12,281,581 shares of our common stock that were outstanding on June 10, 2026.
(4)
Based on information reported on Schedule 13D/A filed on March 25, 2025 by (i) North Run, (ii) North Run Advisors, LLC (“North Run Advisors”), (iii) NR-GRI Partners, LP (“NR-GRI LP”), (iv) NR-GRI Partners GP, LLC (“NR-GRI GP”), (v) Todd B. Hammer and (vi) Thomas B. Ellis, as well as information known to us. Todd B. Hammer and Thomas B. Ellis are the principals and sole members of North Run Advisors and NR-GRI GP. North Run Advisors is the general partner of North Run and NRG-GRI GP is the general partner of NR-GRI LP. According to the filing, North Run is the investment manager of certain private pooled investment vehicles and directly beneficially owns 1,100,592 shares of common stock. North Run Advisors, as the general partner of North Run, may be deemed to beneficially own the 1,100,592 shares of common stock beneficially owned by North Run. NR-GRI LP directly beneficially owns 12,307,692 shares of common stock, which are issuable upon exercise of the Warrants and/or conversion of the Series A Convertible Preferred Stock. NR-GRI GP, as the general partner of NR-GRI LP, may be deemed to beneficially own the 12,307,692 shares of common stock beneficially owned by NR-GRI LP that are issuable upon exercise of the Warrants and/or conversion of the Series A Convertible Preferred Stock. Each of Mr. Hammer and Mr. Ellis, as the sole members of NR-GRI GP and North Run Advisors, may be deemed to beneficially own (i) the 1,100,592 shares of common stock beneficially owned by North Run, and (ii) the 12,307,692 shares of common stock beneficially owned by NR-GRI LP that are issuable upon exercise of the Warrants and/or conversion of the Series A Convertible Preferred Stock. The principal business office address for such stockholders is 867 Boylston St., 5th Floor #1361, Boston, MA 02116.

For purposes of North Run’s and Messrs. Hammer’s and Ellis’s beneficial ownership, all outstanding Series A Convertible Preferred Stock and all of the shares of common stock underlying such Series A Convertible Preferred Stock are deemed to be outstanding for such calculation and no unexercised Warrants to acquire shares of common stock are included.

(5)
Based solely on information reported on Schedule 13G/A filed on May 14, 2026 by Brandes Investment Partners, LP (“Brandes”), Brandes has shared voting power over 937,207 shares of common stock and shared dispositive power over 1,026,018 shares of common stock. The business address of Brandes is 4275 Executive Square, 5th Floor, La Jolla, CA 92037.
(6)
Based solely on information reported on Schedule 13G filed on October 17, 2025 by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting power over 616,906 shares of common stock and sole dispositive power over 623,381 shares of common stock. The business address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(7)
Includes for Mr. Curtis 268,103 shares of common stock issuable pursuant to vested but unexercised options and 3,235 shares of common stock issuable pursuant to options exercisable within 60 days of June 10, 2026.
(8)
Includes for Mr. Connaughton 146,993 shares of common stock issuable pursuant to vested but unexercised options and 2,265 shares of common stock issuable pursuant to options exercisable within 60 days of June 10, 2026.
(9)
Includes for Mr. Staab 103,738 shares of common stock issuable pursuant to vested but unexercised options
(10)
Includes for Mr. Ellis 127,962 shares of common stock issuable pursuant to vested but unexercised options and 22,000 shares of common stock issuable pursuant to vested RSUs subject to deferred settlement.
(11)
Includes for Mr. Hammer 127,962 shares of common stock issuable pursuant to vested but unexercised options and 22,000 shares of common stock issuable pursuant to vested RSUs subject to deferred settlement.
(12)
Includes for Dr. Lindstrom 69,638 shares of common stock issuable pursuant to vested but unexercised options and 22,000 shares of common stock issuable pursuant to vested RSUs subject to deferred settlement.
(13)
Includes for Dr. Link 69,638 shares of common stock issuable pursuant to vested but unexercised options.

(14)
Includes for Ms. O’Farrell 111,332 shares of common stock issuable pursuant to vested but unexercised options.
(15)
Includes for Ms. Weisner 111,332 shares of common stock issuable pursuant to vested but unexercised options and 22,000 shares of common stock issuable pursuant to vested RSUs subject to deferred settlement.
(16)
Includes for Mr. Winer 69,638 shares of common stock issuable pursuant to vested but unexercised options and 22,000 shares of common stock issuable pursuant to vested RSUs subject to deferred settlement.
(17)
Includes a total of 1,206,336 shares of common stock issuable pursuant to vested but unexercised options, 5,500 shares of common stock issuable pursuant to options exercisable within 60 days of June 10, 2026, 110,000 shares of common stock issuable pursuant to vested RSUs subject to deferred settlement, and 12,307,692 shares of common stock issuable upon conversion of the Series A Convertible Preferred Stock and exercise of the Warrants.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025, except as previously reported in our Annual Report on Form 10-K.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures on Transactions with Related Persons

Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our audit committee approve or ratify “related person transactions” (as defined in the policy) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Item 404(a) of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 (or such other amount is applicable while we remain a smaller reporting company) and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that a director not participate in the approval of a related person transaction as to which he or she is a “related person.” Each of the “related person transactions” described herein entered into following the adoption of our related person transaction policy was approved in accordance with such policy.

North Run Investment

We are party to a Securities Purchase Agreement (the “Purchase Agreement”), dated as of May 12, 2024, with NR-GRI Partners, LP (the “Buyer”), a Delaware limited partnership and an affiliate of North Run, pursuant to which the Buyer acquired, for an aggregate gross purchase price of $20.0 million, (i) an aggregate of 20,000 shares of Series A Convertible Preferred Stock (the “Preferred Shares”), which are initially convertible into 7,940,446 shares of common stock (the “Conversion Shares”), and (ii) Class A Common Stock Purchase Warrants and Class B Common Stock Purchase Warrants (together, the “Warrants”) to purchase an aggregate of 4,367,246 shares of common stock (the “Warrant Shares”) (such transactions, collectively, the “Private Placement”). The Purchase Agreement provides North Run with continuing director designation rights based on North Run’s beneficial ownership of common stock on an as-converted basis. North Run currently has the right to designate two directors, and Thomas B. Ellis and Todd B. Hammer have been appointed as such designees.

In addition, so long as North Run beneficially owns least 20% of the Conversion Shares and Warrant Shares underlying the Preferred Shares and Warrants issued pursuant to the Purchase Agreement, North Run will have a right to participate on a pro rata basis in equity financings or issuances of securities convertible, exercisable, or exchangeable into equity securities of the Company or any subsidiaries in capital-raising transactions (including debt securities with an equity component), subject to certain exceptions.

As of June 10, 2026, Mr. Ellis, Mr. Hammer, and North Run beneficially owned approximately 55% of our outstanding common stock. See “Stock Ownership — Security Ownership of Certain Beneficial Owners and Management” for additional information.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers that may, in some cases, be broader than the specific indemnification provisions contained under Delaware law. Further, pursuant to our indemnification agreements and directors’ and officers’ liability insurance, our directors and executive officers are indemnified and insured against the cost of defense, settlement or payment of a judgment under certain circumstances.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2800 Discovery Drive, Orlando, Florida 32826, in writing not later than February 23, 2027.

Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director (including director nominations pursuant to Rule 14a-19), must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than April 6, 2027 and no later than May 6, 2027. The notice must contain the information required by our Bylaws. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after August 4, 2027, then our Secretary must receive such written notice not earlier than the 120th day prior to the 2027 Annual Meeting and not later than the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for the 2027 Annual Meeting. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2025 ANNUAL REPORT

Our 2025 Annual Report, including our Annual Report on Form 10-K, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice and Access Card can access our 2025 Annual Report, including our Annual Report on Form 10-K for 2025, at www.proxyvote.com.

Our Annual Report on Form 10-K has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, LENSAR, Inc., 2800 Discovery Drive, Orlando, Florida 32826.

Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice and Access Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Nicholas T. Curtis
Nicholas T. Curtis
Chief Executive Officer

Orlando, Florida

June 23, 2026

SCAN TO

VIEW MATERIALS & VOTE

LENSAR, INC.

2800 DISCOVERY DRIVE

SUITE 100

ORLANDO, FL 32826

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on August 3, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LNSR2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by

11:59 p.m. Eastern Time on August 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

T01118-P54663

For All

Withhold

All

For All Except

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

LENSAR, INC.

The Board of Directors recommends you vote FOR each of the Nominees listed in Proposal 1:

!

!

!

1. Election of Class III Directors

Nominees:

01)

Thomas B. Ellis

02)

Richard L. Lindstrom, MD

03)

William J. Link, PhD

For

Against

Abstain

The Board of Directors recommends you vote FOR Proposals 2 and 3 and 1 YEAR for Proposal 4:

!

!

!

2. Ratification of the appointment of PricewaterhouseCoopers LLP as LENSAR, Inc.'s independent registered public accounting firm for 2026

!

!

!

3. Approval, on an advisory (non-binding) basis, of the compensation of LENSAR, Inc.'s named executive officers

3 Years

1 Year

2 Years

Abstain

!

!

!

!

4. Approval, on an advisory (non-binding) basis, of the frequency of future advisory (non-binding) votes on the compensation of LENSAR, Inc.'s named executive officers

NOTE: Such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T01119-P54663

LENSAR, INC.

Annual Meeting of Stockholders

August 4, 2026, 11:00 A.M., Eastern Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) each of Nicholas T. Curtis and Michael A. Rossi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LENSAR, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 A.M., Eastern Time, on August 4, 2026 at www.virtualshareholdermeeting.com/LNSR2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side